SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING MONEY MARKET FUNDS
For the Allspring 100% Treasury Money Market Fund
Allspring National Tax-Free Money Market Fund
(each a “Fund”, together the “Funds”)

At a meeting held on May 27-29, 2025, the Board of Trustees of the Funds approved the conversion of each Fund’s Class A shares into Service Class shares. Accordingly, effective on or about the close of business on September 12, 2025 (the “Conversion Date”), all Class A shares of each Fund will automatically convert to Service Class shares of the same Fund. Following the Conversion Date, each Fund’s Class A will be dissolved, and all references to Class A are hereby removed.

May 30, 2025	SUP0252 05.25